Long-Term Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
LONG TERM DEBT
LONG-TERM DEBT
Our long-term debt consisted of the following (in thousands):

	December 31, 2014	December 31, 2013
5.625% senior unsecured notes	$400,000	$—
Revolving credit facility	32,000	245,000
Capital leases	132	125
Total long-term debt	432,132	245,125
less: current portion of long-term debt	40	37
Noncurrent portion of long-term debt	$432,092	$245,088

Senior unsecured notes
On July 2, 2014, Rose Rock and its wholly-owned subsidiary, Rose Rock Finance Corporation ("Finance Corp."), as co-issuer, sold $400 million of 5.625% senior unsecured notes due 2022 (the “Notes”) to certain initial purchasers for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes are guaranteed by all of our existing subsidiaries other than Finance Corp. Such guarantees of the Notes are full and unconditional and constitute the joint and several obligations of the subsidiary guarantors.
The net proceeds from the offering of $391.9 million, after underwriters' fees and offering expenses, were used to repay amounts borrowed under our revolving credit facility and for general partnership purposes.
The Notes are governed by an indenture between the Partnership, its subsidiary guarantors, Finance Corp. and Wilmington Trust, National Association, as trustee (the “Indenture”). The Indenture includes customary covenants, including limitations on our ability to incur additional indebtedness or issue certain preferred shares; pay dividends and make certain distributions, investments and other restricted payments; create certain liens; sell assets; enter into transactions with affiliates; merge, consolidate, sell or otherwise dispose of all or substantially all of our assets; and designate our subsidiaries as unrestricted under the Indenture.
The Indenture includes customary events of default. A default would permit the trustee or holders of at least 25% in aggregate principal amounts of the Notes then outstanding to declare all amounts owing under the Notes to be due and payable.
The Notes are effectively subordinated in right of payment to any of our, and the subsidiary guarantors', existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness.
The Partnership may issue additional Notes under the Indenture from time to time, subject to the terms of the Indenture.
Except as described below, the Notes are not redeemable at the Partnership's option prior to July 15, 2017. From and after July 15, 2017, the Partnership may redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if redeemed during the twelve-month period beginning on July 15 of each of the years indicated below:

Year	Percentage
2017	104.219%
2018	102.813%
2019	101.406%
2020 and thereafter	100.000%

Prior to July 15, 2017, the Partnership may, at its option, on one or more occasions, redeem up to 35% of the sum of the original aggregate principal amount of the Notes at a redemption price equal to 105.625% of the aggregate principal amount thereof, plus accrued and unpaid interest, with the net cash proceeds of one or more equity offerings of the Partnership, or the parent of the Partnership to the extent such net proceeds are contributed to the Partnership, subject to certain conditions.
Prior to July 15, 2017, the Partnership may also redeem all or part of the Notes at a price equal to the principal plus a premium equal to the greater of 1% of the principal or the excess of the present value of the July 15, 2017 redemption price from the table above plus all required interest payments due through July 15, 2017, computed using a discount rate based on a published United States Treasury Rate plus 50 basis points, over the principal value of such Note.
In the event of a change of control, the Partnership is required to offer to repurchase the Notes at an amount equal to 101% of the principal plus accrued and unpaid interest.
In accordance with a Registration Rights Agreement, in September 2014 the Partnership filed a registration statement with the SEC, which was declared effective by the SEC on September 23, 2014, enabling holders of the Notes to exchange the Notes and related guarantees for registered notes (the "Exchange Notes") and guarantees that have substantially identical terms as the Notes and related guarantees. The exchange offer expired on October 22, 2014. All of the Notes were exchanged. The guarantees of the Exchange Notes are full and unconditional and constitute the joint and several obligations of the Partnership and its subsidiary guarantors.
Each of the subsidiary guarantors is 100% owned by the Partnership. The Partnership has no assets or operations independent of its subsidiaries and there are no significant restrictions upon the ability of the Partnership, or any of its subsidiaries, to obtain funds from its respective subsidiaries by dividend or loan. None of the assets of the Partnership's subsidiaries represent restricted net assets pursuant to Rule 4-08(e)(3) of Regulation S-X under the Securities Act.
Interest on the Notes is payable in arrears on January 15th and July 15th to holders of record on January 1st and July 1st each year until maturity. For the year ended December 31, 2014, we recorded interest expense of $11.7 million, including amortization of debt issuance costs. At December 31, 2014, we had $8.0 million of debt issuance costs, net of accumulated amortization, related to the Notes included in other noncurrent assets on our consolidated balance sheet.
At December 31, 2014, we were in compliance with the terms of the Notes.
Revolving credit facility
At December 31, 2014, our credit agreement, as amended, provides for a revolving credit facility of $585 million and includes a $150 million sub-limit for letters of credit. The credit agreement expires September 20, 2018, when all amounts owed will be due, and permits the increase of the facility by not more than $200 million, subject to certain conditions.
At our option, amounts borrowed under the credit agreement will bear interest at either the Eurodollar rate or an alternate base rate (“ABR”), plus, in each case, an applicable margin. The applicable margin will range from 1.75% to 3.00% in the case of a Eurodollar rate loan, and from 0.75% to 2.00% in the case of an ABR loan, in each case, based on a leverage ratio specified in the credit agreement. At December 31, 2014, we had outstanding borrowings of $32.0 million. Borrowings of $20 million incurred interest at the Eurodollar rate plus an applicable margin and borrowings of $12 million incurred interest at the ABR rate plus an applicable margin. The interest rates at December 31, 2014 were 2.74% for Eurodollar borrowings and 4.75% for ABR borrowings.
Fees are charged on any outstanding letters of credit at a rate that ranges from 1.75% to 3.00%, depending on a leverage ratio specified in the credit agreement. At December 31, 2014, there were $17.5 million in outstanding letters of credit, and the rate in effect was 2.50%. In addition, a fronting fee of 0.25% is charged on outstanding letters of credit.
The credit facility also allows for the use of secured bilateral letters of credit, which are issued external to the credit facility and do not reduce revolver availability. At December 31, 2014, we had $67.6 million of secured bilateral letters of credit outstanding and the interest rate in effect was 1.75%.
A commitment fee that ranges from 0.375% to 0.50%, depending on a leverage ratio specified in the credit agreement, is charged on any unused capacity of the revolving credit facility. In addition, we are charged an annual administrative fee of $0.1 million.
During the years ended December 31, 2014, 2013 and 2012, we recorded $9.0 million, $8.7 million and $1.9 million, respectively, of interest expense related to the credit facility, including amortization of capitalized loan fees. At December 31, 2014, we had $3.8 million in capitalized loan fees, net of accumulated amortization, related to the credit facility included in other noncurrent assets.
The credit agreement contains representations and warranties and affirmative and negative covenants. The covenants in the agreement include limitations on creation of new indebtedness and liens, entry into sale and lease-back transactions, investments, and fundamental changes including mergers and consolidations, certain cash distributions and other distributions, material changes in our business and modifying certain documents.
Subsequent to the issuance of the Notes, we elected to adhere to alternative financial performance covenants under our credit facility. These covenants require us to not permit the ratio of our consolidated EBITDA to our consolidated cash interest expense at the end of any fiscal quarter, for the immediately preceding four quarter period, to be less than 2.50 to 1.00, not permit the ratio of our consolidated net debt to our consolidated EBITDA at the end of any fiscal quarter, for the immediately preceding four quarter period, to be greater than 5.50 to 1.00, or not permit the ratio of senior secured debt to our consolidated EBITDA to be greater than 3.50 to 1.00.
The credit agreement defines events of default, including events of default relating to non-payment of principal and other amounts owing under the agreement from time to time, including in respect of letter of credit disbursement obligations, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults of us and our restricted subsidiaries to any material indebtedness, cross acceleration to any material indebtedness, bankruptcy and insolvency events, the occurrence of a change of control, certain unsatisfied judgments, certain ERISA events, certain environmental matters and certain assertions of or actual invalidity of certain loan documents. A default under the credit agreement would permit the participating banks to terminate commitments, require immediate repayment of any outstanding loans with interest and any unpaid accrued fees, and require the cash collateralization of outstanding letter of credit obligations.

The credit agreement restricts our ability to make certain types of payments relating to our units, including the declaration or payment of cash distributions, provided that we may make quarterly distributions of available cash so long as no default under the agreement then exists or would result therefrom. The agreement is guaranteed by all of our material subsidiaries and secured by a lien on substantially all of our property and assets, subject to customary exceptions.

At December 31, 2014, we were in compliance with the terms of the credit agreement.
Capital lease obligations
At December 31, 2014, we had $92 thousand ($132 thousand including current portion) of capital lease obligations reported as long-term debt on the consolidated balance sheet.
Scheduled principal payments
The following table summarizes the scheduled principal payments as of December 31, 2014 (in thousands). As described above, our debt agreements require accelerated principal payments under certain circumstances. As a result, principal payments may occur earlier than shown in the table below.

	Senior Unsecured Notes	Revolving Credit Facility	Capital Leases	Total
For the year ended:
December 31, 2015	$—	$—	$40	$40
December 31, 2016	—	—	40	40
December 31, 2017	—	—	26	26
December 31, 2018	—	32,000	26	32,026
December 31, 2019	—	—	—	—
Thereafter	400,000	—	—	400,000
Total	$400,000	$32,000	$132	$432,132

Fair value
We estimate the fair value of our senior unsecured notes to be $368 million at December 31, 2014, based on unadjusted, transacted market prices, which is categorized as a Level 1 measurement. We estimate that the fair value of our revolving long-term debt was not materially different than the reported values at December 31, 2014, and is categorized as a Level 2 measurement. It is our belief that neither the market interest rates nor our credit profile have changed significantly enough to have had a material impact on the fair value of our revolving debt outstanding at December 31, 2014.